UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported): November 17, 2016

Integral Technologies, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-28353	98-0163519
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2605 Eastside Park Road Suite 1, Evansville, Indiana	47715
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (812) 550-1770

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

The Company announced today that it held its special meeting of stockholders on November 12, 2016 and adjourned the meeting to November 28, 2016 at 10:00 a.m., central time. The adjourned meeting will be held at the Company’s office, 2605 Eastside Park Road Suite 1, Evansville, IN 47715.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRAL TECHNOLOGIES, INC.

Dated: November 17, 2016	By:	/s/ Doug Bathauer
Doug Bathauer
Chief Executive Officer